UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

YASHENG ECO-TRADE CORPORATION.
(Exact name of registrant as specified in its charter)

Delaware	001-12000	13-3696015
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9107 Wilshire Blvd., Suite 450, Beverly Hills, CA 90210
 (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (310) 461-3559

Vortex Resources Corp.
(Former name or former address, if changed since last report)

Copies to:
Stephen Fleming, Esq.
Law Offices of Stephen M. Fleming PLLC
110 Wall Street, 11th Floor
New York, NY  10005
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

Effective July 15, 2009, Vortex Resources Corp. (the “Company”) changed its name from Vortex Resources Corp. to Yasheng Eco-Trade Corporation.  In addition, effective July 15, 2009, the Company’s quotation symbol on the Over-the-Counter Bulletin Board was changed from VXRC to YASH.  A copy of the Certificate of Ownership changing the Company’s name to Yasheng Eco-Trade Corporation is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Ownership changing the Company’s name to Yasheng Eco-Trade Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YASHENG ECO-TRADE CORPORATION.

Date: July 15, 2009	By:	/s/ Yossi Attia
Yossi Attia
Chief Executive Officer